                                                                    EXHIBIT 10.1

                                   AGREEMENT
                             OF PURCHASE AND SALE
                                BY AND BETWEEN
                               JAVA GROUP, INC.
                                      AND
                            THE HOWARD STERN GROUP
                                   EFFECTIVE
                                MARCH 27, 1998

                           STOCK PURCHASE AGREEMENT

     AGREEMENT made as of March 27, 1998, by and between Java Group, Inc. (hereinafter called "Buyer") and The Howard Stern Group (sometimes hereafter referred to as "Selling Shareholders").

                             W I T N E S S E T H:

     WHEREAS, the Selling Shareholders presently owns of record and beneficially 3,562,857 shares of common stock, par value $.0001 per share (hereinafter the "Shares"), of DNR Resources, Inc., a Delaware corporation, (hereinafter "DNR"), which Shares represent approximately 73% of DNR's issued and outstanding shares of Common Stock; and

     WHEREAS the parties hereto desire to enter into an agreement providing that Selling Shareholders will sell and deliver to Buyer, and providing that Buyer will acquire from Selling Shareholders, the Shares;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Buyer and the Selling Shareholders do hereby covenant and agree as follows:

     Section 1.  PURCHASE AND SALE OF SHARES.

          1.1 Shares to be Conveyed. Subject to the terms, provisions and conditions contained in this Agreement, and on the basis of the representations and warranties herein set forth, at the Closing (as defined in Section 1.5), the Selling Shareholders agree to sell and deliver to Buyer and Buyer agrees to purchase from the Selling Shareholders, the Shares.

          1.2 Purchase Price. The Howard Stern Group are the record and beneficial owners of 3,562,857 of the Shares and as Selling Shareholders shall receive as consideration for the Shares the delivery of 24,939,999 shares of Java Group, Inc. Common Stock, $.0001 par value (the "Common Stock"), issued by Buyer and the shares will be considered "restricted shares" as that term is defined in Rule 144, promulgated under the Securities Act of 1933, as amended.

          1.3 Closing. The sale and delivery and the purchase and acceptance of the Shares (the "Closing"), shall take place at the office of Arter & Hadden, 1717 Main Street, Suite 4100, Dallas, Texas 75201, at 10:00 o'clock a.m. on the Closing Date, which shall be March 31, 1998 (or any other date, place or time prior to March 31, 1998 agreed upon by the parties hereto) being herein called the "Closing Date". At the Closing, Buyer shall deliver to Selling Shareholder 24,939,999 shares of Common Stock issued in the name of Selling Shareholders, against delivery by Selling Shareholders of a certificate or certificates duly endorsed to Buyer representing the Shares.

     Section 2.  REPRESENTATIONS AND WARRANTIES OF
                 THE SELLING SHAREHOLDERS.

     The selling Shareholders, represent, warrant, covenant and agree that:

          2.1 Organization and Corporate Power. DNR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it maintains assets or conducts business, with full power and authority (corporate and other) to own, lease and operate its properties and to carry on the business in which it is engaged. From the date of this Agreement until the Closing, DNR will not amend either its articles of incorporation or by-laws.

          2.2 Due Authorization; Effect of Transaction. The Shares to be sold to the Buyer are owned by Selling Shareholders free and clear of any liens or encumbrances. Upon consummation of the transactions contemplated hereby the Buyer will own the Shares free and clear of all liens and encumbrances subject to certain investment restrictions set forth in Section 3.4 hereof. No provision of DNR"s certificate of incorporation or by-laws, or of any agreement, indenture, instrument or understanding, or any judgment, decree, rule or regulation, to which DNR or the Selling Shareholders are a party or by which it or they are bound, has been or will be violated by the execution and delivery by the Selling Shareholders of this Agreement or the performance or satisfaction of any agreement or condition herein contained upon the Selling Shareholders part to be performed or satisfied, or the consummation of all transactions contemplated hereby. The execution and delivery of this Agreement by the Selling Shareholders and the consummation of the transactions contemplated hereby do not require the approval of DNR's Board of Directors or its shareholders. This Agreement will upon execution and delivery be a legal, valid and binding obligation of the Selling Shareholders, enforceable in accordance with its terms.

          2.3 Financial Statements. The Shareholders have delivered to Buyer a balance sheet of DNR, with related statements of operations, stockholders equity and changes in financial position ("Financial Statements").

     All of the Financial Statements are true, correct and complete, and fairly present the financial condition of DNR and the results of its operations as at the dates thereof or throughout the periods covered thereby. The Financial Statements reflect or provide for all claims against, debts and liabilities of DNR, fixed, contingent or other, as at the dates thereof; and except as set forth in the Financial Statements, there has not been any change between the date of the most recent Financial Statements and the date of this Agreement which has affected materially or adversely the business or properties or condition, financial or other, or results of operation of DNR, and no fact or condition exists or, to the knowledge of the Selling Shareholder, is contemplated or threatened, which might cause any such change at any time in the future.

          2.4 Employment Arrangements. DNR does not have any obligation, contingent or otherwise, under any employment agreement, collective bargaining or other labor agreement, any agreement containing severance or termination pay arrangements, deferred compensation agreement, retainer or consulting agreements, pension or retirement plan, bonus or profit-sharing plan, stock option or purchase plan or other employee contract.

          2.5 Continuing Representations. The representations and warranties of the Selling Shareholder herein contained shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

     Section 3.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer represents, warrants, covenants and agrees that:

          3.1 Organization and Corporate Power. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) to execute and deliver and to carry out the transactions contemplated by this Agreement.

          3.2 Due Authorization; Effect of Transaction. No provision of Buyer's certificate of incorporation or by-laws, or of any agreement, instrument or understanding, or any judgment, decree, rule or regulation, to which Buyer is a party or by which it is bound, has been or will be violated by the execution by Buyer of this Agreement or the performance or satisfaction of any agreement or condition herein contained upon its part to be performed or satisfied, and all requisite corporate and other authorizations for such execution, delivery, performance and satisfaction have been duly obtained. This Agreement will upon execution and delivery be a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms.

          3.4 Continuing Representation. The representations and warranties of Buyer herein contained shall be true and correct on and as of the Closing Date with the same force and

     Section 4.  EXPENSES.

     The Selling Shareholders and Buyer shall pay its own expenses incident to the preparation and carrying out of this Agreement, including all fees and expenses of counsel and accountants.

     Section 5.  SEVERABILITY.

     If any provisions of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstances shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

     Section 6.  COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement it shall not be necessary to produce more than one such counterpart.

     Section 7.  SECTION AND OTHER HEADING.

     The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 8.  NOTICES.

     All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, certified mail, return receipt requested:

     (a)  TO THE BUYER: If to the Buyer, to:

          Rob Gillingham, President
          Java Group, Inc.
          6595 Willingdon
          Suite 1402
          Burnaby, B.C. V5H4E5
          Canada

     (b)  TO SELLING SHAREHOLDERS: If to Selling Shareholders, to:

          Howard Stern
          100 W. Cypress Creek Road
          5th floor
          Ft. Lauderdale, Florida 33309

     Section 10.  GENDER.

     Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.

     Section 11.  TEXAS LAW TO GOVERN.

     This Agreement shall be governed by and construed and enforced in accordance with the law (other than the law governing conflict of law questions) of the State of Texas.

     Section 12.  TEXAS COURTS.

     Any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located within the State of Texas as provided by law; and the parties consent to the jurisdiction of said court or courts located within the State of Texas and to service of process by registered mail, return receipt requested, or by any other manner provided by law.


     IN WITNESS WHEREOF, the Selling Shareholders and Buyer have caused this Agreement to be executed on this 27 day of March, 1998 effective the 27th day of March, 1998.

JAVA GROUP, INC.             SELLING SHAREHOLDERS


By /s/ Rob Gillingham        By: /s/ Howard Stern
  -----------------------       --------------------------------
Rob Gillingham, President    Howard Stern, for the Howard Stern Group:
                             Stern Family Holding Ltd.
                             James D. Stern
                             Howard B. Stern
                             Audrey & Arnold Stern
                             Jesse R. Golbin
                             Allan L. Howard
                             Janice Friedman
                             Dorothy Friedman
                             Dr. Stuart J. Friedman
                             North Bridge Holding Corp.
                             West Atlantic Corp.
                             Southeast Holding Corp.
                             Commerce Capital Finance Corp.
                             Waylon E. McMullen
                             Joel Held
                             Chris Taylor
                             James & Carolyn Murata Family Limited Partnership
                             Lynne Tilton
                             Douglas Feurring
                             Robert Schmier
                             Jeffrey Schmier
                             Stanford and Ada Davis

The following List of shareholders constitutes the Howard Stern list of shareholders per the stock purchase agreement dated March 27, 1998 between Java Group Inc. and Howard Stern:

Name Of Stockholder          SS#/Tax ID#         Place of Residence         DNR Shares         Java Shares
Stern Holding Limited        65-064-9467         5698 St Annes Way          1315500            9208500
                                                 Boca Raton, Fl 33496

James D. Stern               ###-##-####         5698 St Annes Way          28000              196000
                                                 Boca Raton, Fl 33496

Howard B Stern               ###-##-####         5698 St Annes Way          909,000            6,363,000
                                                 Boca Raton, Fl 33496

Jesse R Golbin               ###-##-####         18347 103rd Trail Sq.      25,000             175,000
                                                 Boca Raton, Fl 33498

Howard, Allan L              ###-##-####         6378 N.W. 26th             40,000             280,000
                                                 Terrace
                                                 Boca Raton, Fl 33496

Stern, Audrey & Arnold                           5698 St. Annes Way
                                                 Boca Raton, Fl 33496       30,000             210,000

Janice Friedman                                  1311 Murdock Rd            35,000             245,000
                                                 Pittsburgh, PA 15217

North Bridge Holding Corp    13-385-8171         1619 Third Ave #6878       120,000            840,000
                                                 New York, NY 10128

Lynne Tilton                 ###-##-####         6814 N.W. 35th Way         62,500             437500
                                                 Boca Raton, Fl 33496

Robert Schmier               ###-##-####         4155 George's Way          93750              656250
                                                 Boca Raton, Fl 33434

Jeffrey Schmier              ###-##-####         21441 Burnside Court       93750              656250
                                                 Boca Raton, Fl 33433

Stanford & Ada Davis                             5850 Ellsworth Ave         62500              437500
                                                 Suite 30
                                                 Pittsburgh, Pa 15232

Waylon McMullen              ###-##-####         3113 Sleepy Hollow Dr.     10000              70000
                                                 Plano, Tx, 75093

Joel Held                    ###-##-####         253 Penuel Drive           10000              70000
                                                 Coppell, Tx 75019

Chris Taylor                 ###-##-####         360 W 22nd Street          10000              70000
                                                 Suite 168
                                                 New York, NY 10011

West Atlantic Corp           13-370-2685         505 Park Ave 14Th Fl       25000              175000
                                                 New York, Ny 10022

Southeast Holding Corp       13-039-5892         505 Park Ave - 14th Fl     25000              175000
                                                 New York, Ny 10022

Commerce Capital Finance     13-373-0010         505 Park Ave - 14th FL     25000              175000
                                                 New York, Ny 10022

Dr. Stuart Friedman                              17224 Northway Circle      375000             2625000
                                                 Boca Raton Fl 33496

Murata, James & Carolyn      65-037-5425         50130 Linton Blvd #8-4     125000             875000
Family Ltd Partnership                           Delray Beach Fl 33484

Douglas Feurring                                 7777 Glades Road #31       42857              299999
                                                 Boca Raton Fl 33434

Dorothy Friedman                                 17224 Northway Circle      100000             700000
                                                 Boca Raton Fl 33496


              TOTAL                                                         3562857            24939999